American National Bankshares Inc.
Consolidated Balance Sheets
(Dollars in thousands, except per share data)
Unaudited

	September 30
ASSETS	2017	2016

Cash and due from banks	$26,949	$37,679
Interest-bearing deposits in other banks	76,271	35,138

Securities available for sale, at fair value	272,205	351,439
Restricted stock, at cost	5,509	6,006
Loans held for sale	3,386	4,776

Loans	1,295,154	1,083,201
Less allowance for loan losses	(13,858)	(12,757)
Net Loans	1,281,296	1,070,444

Premises and equipment, net	25,923	22,846
Other real estate owned, net	2,101	1,145
Goodwill	43,872	43,872
Core deposit intangibles, net	1,271	1,894
Bank owned life insurance	18,491	17,998
Accrued interest receivable and other assets	23,267	22,297

Total assets	$1,780,541	$1,615,534

Liabilities
Demand deposits -- noninterest-bearing	$402,100	$339,797
Demand deposits -- interest-bearing	225,279	196,696
Money market deposits	336,752	255,748
Savings deposits	124,025	119,476
Time deposits	392,049	394,291
Total deposits	1,480,205	1,306,008

Short-term borrowings:
Customer repurchase agreements	43,240	44,090
Other short-term borrowings	—	15,000
Long-term borrowings	9,996	9,974
Junior subordinated debt	27,800	27,698
Accrued interest payable and other liabilities	9,086	9,051
Total liabilities	1,570,327	1,411,821

Shareholders' equity
Preferred stock, $5 par, 2,000,000 shares authorized,
none outstanding	—	—
Common stock, $1 par, 20,000,000 shares authorized,
8,647,345 shares outstanding at September 30, 2017 and
8,610,741 shares outstanding at September 30, 2016	8,600	8,573
Capital in excess of par value	75,943	74,839
Retained earnings	126,507	117,543
Accumulated other comprehensive income (loss), net	(836)	2,758
Total shareholders' equity	210,214	203,713

Total liabilities and shareholders' equity	$1,780,541	$1,615,534

American National Bankshares Inc.
Consolidated Statements of Income
(Dollars in thousands, except per share data)
Unaudited

	Three Months Ended		Nine Months Ended
	September 30		September 30
	2017	2016	2017	2016
Interest and Dividend Income:
Interest and fees on loans	$14,394	$12,032	$40,850	$35,789
Interest and dividends on securities:
Taxable	1,108	1,112	3,395	3,346
Tax-exempt	460	767	1,604	2,407
Dividends	77	74	240	258
Other interest income	235	78	469	203
Total interest and dividend income	16,274	14,063	46,558	42,003

Interest Expense:
Interest on deposits	1,529	1,291	4,081	3,902
Interest on short-term borrowings	52	4	94	6
Interest on long-term borrowings	82	81	243	243
Interest on junior subordinated debt	273	223	756	644
Total interest expense	1,936	1,599	5,174	4,795

Net Interest Income	14,338	12,464	41,384	37,208
Provision for loan losses	440	100	1,090	200

Net Interest Income After Provision
for Loan Losses	13,898	12,364	40,294	37,008

Noninterest Income:
Trust fees	1,098	938	2,918	2,829
Service charges on deposit accounts	513	514	1,498	1,520
Other fees and commissions	727	663	2,172	1,991
Mortgage banking income	612	512	1,603	1,169
Securities gains, net	—	73	590	661
Brokerage fees	219	209	603	636
Income from Small Business Investment Companies	86	—	118	238
Gains (losses) on premises and equipment, net	337	(1)	337	(9)
Other	212	212	584	749
Total noninterest income	3,804	3,120	10,423	9,784

Noninterest Expense:
Salaries	5,072	4,626	14,604	12,872
Employee benefits	1,112	1,034	3,425	3,203
Occupancy and equipment	1,151	1,004	3,367	3,162
FDIC assessment	138	138	401	519
Bank franchise tax	276	257	795	769
Core deposit intangible amortization	80	213	448	789
Data processing	475	437	1,464	1,340
Software	303	301	853	872
Other real estate owned, net	62	105	173	314
Other	2,041	1,752	6,332	5,601
Total noninterest expense	10,710	9,867	31,862	29,441

Income Before Income Taxes	6,992	5,617	18,855	17,351
Income Taxes	2,205	1,654	5,726	5,172
Net Income	$4,787	$3,963	$13,129	$12,179

Net Income Per Common Share:
Basic	$0.55	$0.46	$1.52	$1.41
Diluted	$0.55	$0.46	$1.52	$1.41
Average Common Shares Outstanding:
Basic	8,644,310	8,608,323	8,639,433	8,610,100
Diluted	8,663,246	8,618,335	8,657,891	8,618,386

American National Bankshares Inc.
Financial Highlights
Unaudited

(Dollars in thousands, except per share data)
	3rd Qtr	2nd Qtr	3rd Qtr	YTD	YTD
	2017	2017	2016	2017	2016
EARNINGS
Interest income	$16,274	$15,603	$14,063	$46,558	$42,003
Interest expense	1,936	1,691	1,599	5,174	4,795
Net interest income	14,338	13,912	12,464	41,384	37,208
Provision for loan losses	440	350	100	1,090	200
Noninterest income	3,804	3,348	3,120	10,423	9,784
Noninterest expense	10,710	10,711	9,867	31,862	29,441
Income taxes	2,205	1,920	1,654	5,726	5,172
Net income	4,787	4,279	3,963	13,129	12,179

PER COMMON SHARE
Income per share - basic	$0.55	$0.50	$0.46	$1.52	$1.41
Income per share - diluted	0.55	0.49	0.46	1.52	1.41
Cash dividends paid	0.24	0.24	0.24	0.72	0.72
Book value per share	24.31	23.96	23.66	24.31	23.66
Book value per share - tangible (a)	19.09	18.72	18.34	19.09	18.34
Closing market price	41.20	36.95	27.95	41.20	27.95

FINANCIAL RATIOS
Return on average assets	1.08%	0.99%	0.99%	1.01%	1.03%
Return on average equity	9.16	8.28	7.79	8.48	8.06
Return on average tangible equity (b)	11.81	10.93	10.41	11.11	10.89
Average equity to average assets	11.79	11.91	12.67	11.89	12.73
Tangible equity to tangible assets (a)	9.51	9.41	10.06	9.51	10.06
Net interest margin, taxable equivalent	3.56	3.54	3.50	3.51	3.54
Efficiency ratio (c)	59.14	61.76	61.25	61.23	61.18
Effective tax rate	31.54	30.97	29.45	30.37	29.81

PERIOD-END BALANCES
Securities	$277,714	$286,004	$357,445	$277,714	$357,445
Loans held for sale	3,386	2,379	4,776	3,386	4,776
Loans, net of unearned income	1,295,154	1,288,693	1,083,201	1,295,154	1,083,201
Goodwill and other intangibles	45,143	45,223	45,766	45,143	45,766
Assets	1,780,541	1,764,473	1,615,534	1,780,541	1,615,534
Assets - tangible (a)	1,735,398	1,719,250	1,569,768	1,735,398	1,569,768
Deposits	1,480,205	1,462,841	1,306,008	1,480,205	1,306,008
Customer repurchase agreements	43,240	48,282	44,090	43,240	44,090
Other short-term borrowings	—	—	15,000	—	15,000
Long-term borrowings	37,796	37,766	37,672	37,796	37,672
Shareholders' equity	210,214	207,053	203,713	210,214	203,713
Shareholders' equity - tangible (a)	165,071	161,830	157,947	165,071	157,947

American National Bankshares Inc.
Financial Highlights
Unaudited

(Dollars in thousands, except per share data)
	3rd Qtr	2nd Qtr	3rd Qtr	YTD	YTD
	2017	2017	2016	2017	2016
AVERAGE BALANCES
Securities (d)	$281,246	$295,863	$354,780	$300,407	$354,287
Loans held for sale	3,607	2,426	3,761	2,820	2,638
Loans, net of unearned income	1,291,822	1,258,346	1,064,606	1,248,929	1,043,177
Interest-earning assets	1,646,241	1,610,132	1,477,208	1,610,541	1,455,556
Goodwill and other intangibles	45,191	45,337	45,872	45,347	46,153
Assets	1,773,636	1,736,686	1,605,387	1,736,955	1,583,006
Assets - tangible (a)	1,728,445	1,691,349	1,559,515	1,691,608	1,536,853
Interest-bearing deposits	1,066,827	1,047,828	973,431	1,045,422	965,391
Deposits	1,468,523	1,433,852	1,301,874	1,431,777	1,286,034
Customer repurchase agreements	48,461	49,239	50,013	47,614	47,353
Other short-term borrowings	—	—	1,521	3,902	512
Long-term borrowings	37,780	37,748	37,655	37,748	37,624
Shareholders' equity	209,026	206,774	203,451	206,440	201,560
Shareholders' equity - tangible (a)	163,835	161,437	157,579	161,093	155,407

CAPITAL
Average common shares outstanding - basic	8,644,310	8,640,648	8,608,323	8,639,433	8,610,100
Average common shares outstanding -
diluted	8,663,246	8,659,165	8,618,335	8,657,891	8,618,386

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$13,632	$13,108	$12,674	$12,801	$12,601
Provision for loan losses	440	350	100	1,090	200
Charge-offs	(277)	(85)	(86)	(411)	(245)
Recoveries	63	259	69	378	201
Ending balance	$13,858	$13,632	$12,757	$13,858	$12,757

LOANS
Construction and land development	$137,869	$132,322	$91,688	$137,869	$91,688
Commercial real estate	602,434	590,093	454,797	602,434	454,797
Residential real estate	209,201	211,305	218,632	209,201	218,632
Home equity	110,926	113,580	108,617	110,926	108,617
Commercial and industrial	230,484	236,418	204,184	230,484	204,184
Consumer	4,240	4,975	5,283	4,240	5,283
Total	$1,295,154	$1,288,693	$1,083,201	$1,295,154	$1,083,201

NONPERFORMING ASSETS AT PERIOD-END
Nonperforming loans:
90 days past due and accruing	$538	$1,611	$320	$538	$320
Nonaccrual	2,498	2,117	3,526	2,498	3,526
Other real estate owned	2,101	1,686	1,145	2,101	1,145
Nonperforming assets	$5,137	$5,414	$4,991	$5,137	$4,991

American National Bankshares Inc.
Financial Highlights
Unaudited

(Dollars in thousands, except per share data)
	3rd Qtr	2nd Qtr	3rd Qtr	YTD	YTD
	2017	2017	2016	2017	2016
ASSET QUALITY RATIOS
Allowance for loan losses to total loans	1.07%	1.06%	1.18%	1.07%	1.18%
Allowance for loan losses to
nonperforming loans	456.46	365.67	331.70	456.46	331.70
Nonperforming assets to total assets	0.29	0.31	0.31	0.29	0.31
Nonperforming loans to total loans	0.23	0.29	0.36	0.23	0.36
Annualized net charge-offs (recoveries)
to average loans	0.07	(0.06)	0.01	—	0.01

OTHER DATA
Fiduciary assets at period-end (e) (f)	$517,294	$520,861	$502,390	$517,294	$502,390
Retail brokerage assets at period-end (e) (f)	$307,281	$297,463	$278,089	$307,281	$278,089
Number full-time equivalent employees (g)	335	328	309	335	309
Number of full service offices	26	27	25	26	25
Number of loan production offices	2	2	2	2	2
Number of ATM's	34	34	33	34	33

Notes:

(a) - Excludes goodwill and other intangible assets.
(b) - Excludes amortization expense, net of tax, of intangible assets.
(c) - The efficiency ratio is calculated by dividing noninterest expense excluding gains or losses on the sale of OREO by net interest income including tax equivalent income on nontaxable loans and securities and noninterest income and excluding (i) gains or losses on securities and (ii) gains or losses on sale of premises and equipment.
(d) - Average does not include unrealized gains and losses.
(e) - Market value.
(f) - Assets are not owned by the Company and are not reflected in the consolidated balance sheet.
(g) - Average for quarter.

	Net Interest Income Analysis
	For the Three Months Ended September 30, 2017 and 2016
	(Dollars in thousands)
	Unaudited

			Interest
	Average Balance		Income/Expense		Yield/Rate

	2017	2016	2017	2016	2017	2016
Loans:
Commercial	$233,455	$200,448	$2,282	$2,022	3.88%	4.01%
Real estate	1,057,326	862,740	12,102	9,939	4.58	4.61
Consumer	4,648	5,179	92	136	7.85	10.45
Total loans	1,295,429	1,068,367	14,476	12,097	4.46	4.52

Securities:
Federal agencies & GSEs	92,822	99,375	445	428	1.92	1.72
Mortgage-backed & CMOs	77,663	81,945	399	411	2.06	2.01
State and municipal	95,861	158,010	862	1,370	3.60	3.47
Other	14,900	15,450	170	132	4.56	3.42
Total securities	281,246	354,780	1,876	2,341	2.67	2.64

Deposits in other banks	69,566	54,061	235	78	1.34	0.57

Total interest-earning assets	1,646,241	1,477,208	16,587	14,516	4.03	3.93

Non-earning assets	127,395	128,179

Total assets	$1,773,636	$1,605,387

Deposits:
Demand	$215,486	$200,469	11	10	0.02	0.02
Money market	336,501	253,269	463	118	0.55	0.19
Savings	124,949	117,737	9	9	0.03	0.03
Time	389,891	401,956	1,046	1,154	1.06	1.14
Total deposits	1,066,827	973,431	1,529	1,291	0.57	0.53

Customer repurchase agreements	48,461	50,013	53	1	0.43	0.01
Other short-term borrowings	—	1,521	—	3	—	0.79
Long-term borrowings	37,780	37,655	354	304	3.75	3.23
Total interest-bearing
liabilities	1,153,068	1,062,620	1,936	1,599	0.67	0.60

Noninterest bearing demand deposits	401,696	328,443
Other liabilities	9,846	10,873
Shareholders' equity	209,026	203,451
Total liabilities and
shareholders' equity	$1,773,636	$1,605,387

Interest rate spread					3.36%	3.33%
Net interest margin					3.56%	3.50%

Net interest income (taxable equivalent basis)			14,651	12,917
Less: Taxable equivalent adjustment			313	453
Net interest income			$14,338	$12,464

	Net Interest Income Analysis
	For the Nine Months Ended September 30, 2017 and 2016
	(Dollars in thousands)
	Unaudited

			Interest
	Average Balance		Income/Expense		Yield/Rate

	2017	2016	2017	2016	2017	2016
Loans:
Commercial	$227,739	$196,256	$6,577	$5,852	3.86%	3.98%
Real estate	1,019,185	844,276	34,228	29,620	4.48	4.68
Consumer	4,825	5,283	272	507	7.54	12.82
Total loans	1,251,749	1,045,815	41,077	35,979	4.38	4.59

Securities:
Federal agencies & GSEs	95,360	95,967	1,340	1,252	1.87	1.74
Mortgage-backed & CMOs	78,572	79,746	1,224	1,235	2.08	2.06
State and municipal	110,328	162,885	2,952	4,336	3.57	3.55
Other	16,147	15,689	536	410	4.43	3.48
Total securities	300,407	354,287	6,052	7,233	2.69	2.72

Deposits in other banks	58,385	55,454	469	203	1.07	0.49

Total interest-earning assets	1,610,541	1,455,556	47,598	43,415	3.94	3.98

Non-earning assets	126,414	127,450

Total assets	$1,736,955	$1,583,006

Deposits:
Demand	$217,052	$220,419	32	90	0.02	0.05
Money market	321,738	226,780	1,046	284	0.43	0.17
Savings	124,780	117,599	28	37	0.03	0.04
Time	381,852	400,593	2,975	3,491	1.04	1.16
Total deposits	1,045,422	965,391	4,081	3,902	0.52	0.54

Customer repurchase agreements	47,614	47,353	68	3	0.19	0.01
Other short-term borrowings	3,902	512	27	3	0.92	0.78
Long-term borrowings	37,748	37,624	998	887	3.53	3.14
Total interest-bearing
liabilities	1,134,686	1,050,880	5,174	4,795	0.61	0.61

Noninterest bearing demand deposits	386,355	320,643
Other liabilities	9,474	9,923
Shareholders' equity	206,440	201,560
Total liabilities and
shareholders' equity	$1,736,955	$1,583,006

Interest rate spread					3.33%	3.37%
Net interest margin					3.51%	3.54%

Net interest income (taxable equivalent basis)			42,424	38,620
Less: Taxable equivalent adjustment			1,040	1,412
Net interest income			$41,384	$37,208